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                                                                  EXHIBIT 10.106



                                PLEDGE AGREEMENT


         This PLEDGE AGREEMENT is by and among Timothy S. Moses and Jacques Elfersy (the "PLEDGORS") and WILSON, LLC (the "PLEDGEE").

         The Pledgee and Bioshield Technologies, Inc., a Georgia corporation ("BSTI") have entered into a series of agreements (the "SERIES A PURCHASE AGREEMENTS") pursuant to which BSTI has agreed to sell to Pledgee, and Pledgee has agreed to purchase, $4,000,000 of Series A Preferred Stock of BSTI (the "SERIES A PREFERRED STOCK"), which is convertible into shares of common stock of BSTI, no par value ("COMMON STOCK"). Pursuant to the Series A Purchase Agreements, BSTI is required to have a registration statement covering the Common Stock issuable upon conversion of the Series A Preferred Stock (the "REGISTRATION STATEMENT") declared effective by the Securities and Exchange Commission (the "SEC") by the date 100 days from the closing under the Series A Purchase Agreements (the "DEFAULT DATE"). The Pledgee and BSTI have also entered into a Private Equity Credit Agreement dated as of June 30, 1999, as amended (the "EQUITY LINE AGREEMENT") and a related Registration Rights Agreement (the "EQUITY REGISTRATION RIGHTS AGREEMENT"). Pursuant to the Equity Registration Rights Agreement, BSTI is required to file a registration statement covering the shares of Common Stock that may be issued pursuant to the Equity Line Agreement (the "EQUITY LINE REGISTRATION STATEMENT"). As an inducement to the Pledgee to purchase the Series A Preferred Stock, the Pledgors have agreed to deposit into escrow shares of Common Stock owned by them, to serve as collateral for BSTI's obligation to issue shares pursuant to the conversion rights of the Series A Preferred Stock if neither the Registration Statement nor the Equity Line Registration Statement has been declared effective by the SEC on or prior to the Default Date (the "REGISTRATION OBLIGATION").

         Accordingly, the Pledgors hereby agree with the Pledgee as follows:

         SECTION 1. Pledge. As collateral security for performance of the Registration Obligation, the Pledgors hereby pledge, hypothecate, assign, transfer, set over and deliver unto the Pledgee, and grant to the Pledgee a security interest in (i) an aggregate of 500,000 shares of Common Stock, (ii) any additional Common Stock hereafter at any time delivered to the Pledgee, including under Section 3 hereof, and (iii) any cash, additional shares or securities or other property at any time and from time to time receivable or otherwise distributable in respect of, in exchange for, or in substitution of, any and all such stock, together with the proceeds thereof (all such shares, capital stock, securities, cash, property and other proceeds thereof being hereinafter collectively called the "PLEDGED COLLATERAL"). Upon delivery to the Pledgee, (a) any securities now or hereafter included in the Pledged Collateral (hereinafter called the "PLEDGED SECURITIES") shall be accompanied by duly executed stock powers in blank and by such other instruments or documents as the Pledgee or its counsel may reasonably request, and (b) all other property comprising part of the Pledged Collateral shall be accompanied by proper instruments of assignment duly executed by the Pledgors and by such other instruments or documents as the Pledgee or its counsel may reasonably request. Each delivery of certificates for such Pledged Securities shall be accompanied by a schedule showing the


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number of shares and the numbers of the certificates therefor, theretofore and then being pledged hereunder, which schedules shall be attached hereto as
Schedule I and made a part hereof. Each schedule so delivered shall supersede any prior schedules so delivered. The Pledged Collateral is pledged, hypothecated, assigned, transferred, sets over, and delivered to the Pledgee, and the Pledgee is granted a security interest therein, together with all rights, titles, interests, powers, privileges and preferences pertaining or incidental thereto, subject only to the terms, covenants and conditions hereinafter set forth.

         SECTION 2. Termination of Pledge. This Pledge Agreement shall terminate, and all Pledged Collateral remaining in pledge hereunder shall be returned to the Pledgors, immediately upon the effectiveness under the Securities Act of 1933, as amended, of either (a) the Registration Statement, as required pursuant to the Series A Purchase Agreements, or (b) the Equity Line Registration Statement, as required pursuant to the Equity Registration Rights Agreement.

         SECTION 3. Additional or Excess Collateral. On the Default Date, and provided that this Agreement shall not have theretofore terminated pursuant to
Section 2 hereof, the Pledgee may, by written notice to each Pledgor, require that the Pledgors immediately pledge hereunder additional shares of Common Stock so that the total number of shares held in pledge hereunder shall be equal to
(i) the sum of $4,000,000 divided by (ii) the average of the Closing Bid Prices, as hereinafter defined, for a share of Common Stock for the twenty consecutive trading days ending on and including the trading day immediately prior to the Default Date (such number of shares if Common Stock being referred to herein as the "REQUIRED COLLATERAL"). "CLOSING BID PRICE" means, for any date, the last closing bid price on the Nasdaq SmallCap Market(TM) (tHe "NASDAQ-SM") as reported by Bloomberg Financial Markets ("BLOOMBERG"), or, if the Nasdaq-SM is not the principal trading market for such security, the last closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg (the "TRADING MARKET"), or if the foregoing do not apply, the last closing bid price of such security in the over-the-counter market on the pink sheets or bulletin board for such security as reported by Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the last closing trade price of such security as reported by Bloomberg. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as reasonably determined in good faith by the Board of Directors of BSTI (all as appropriately adjusted for any stock dividend, stock split or other similar transaction during such period). On the Default Date, if the number of shares of Common Stock held in pledge hereunder shall exceed the Required Collateral, the Pledgee shall immediately cause the excess number of shares of Common Stock to be released to the Pledgors, including, without limitation, instructing the Escrow Agent referred to in Section 9 hereof to effect such release. From time to time following the Default Date, and provided that this Pledge Agreement shall not have theretofore terminated, if the Pledgee shall duly execute and deliver a valid notice of exercise of conversion of some or all the shares of Series A Preferred Stock, and there shall be insufficient shares of Common Stock in the Pledged Collateral to deliver all the shares of Common Stock deliverable pursuant to such notice of conversion, the Pledgee may, at its option, by written notice require the Pledgors to deposit additional shares of Common Stock so that there are sufficient



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number of shares of Common Stock in the Pledged Collateral as are equal to the number of shares of Common Stock deliverable pursuant to such valid notice of conversion.


         SECTION 4. Representations and Warranties. The Pledgors hereby represent and warrant that, (i) except for the security interest granted to the Pledgee, the Pledgors are the legal and equitable owner of the Pledged Collateral and hold the same free and clear of all liens, charges, encumbrances and security interests of every kind and nature; (ii) the Pledgors will make no voluntary assignment, pledge, mortgage, hypothecation or transfer of the Pledged Collateral so long as the Pledged Collateral is subject to this Pledge Agreement; (iii) the Pledgors have good right and legal authority to pledge the Pledged Collateral as provided herein; (iv) the Pledgors will defend their title to the Pledged Collateral against the claims of all persons whomsoever except those claiming hereunder; (v) no consent or approval of any governmental body or regulatory authority, or of any securities exchange, was or is necessary to the validity of the pledge provided herein which has not been obtained; (vi) the pledge of the Pledged Collateral provided herein is effective to vest in the Pledgee a valid, binding security interest in the Pledged Collateral as set forth herein; and (vii) the capital stock of BSTI, including all of the Pledged Collateral, has been duly and validly issued and is fully paid and nonassessable.

         SECTION 5.  Voting Rights; Dividends, etc:

         (A) The Pledgors shall be entitled to exercise any and all voting and/or consensual rights and powers accruing to an owner of the Pledged Securities or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement.

         (B) The Pledgors shall be entitled to retain and use any and all cash dividends paid on Pledged Securities, but any and all stock and/or liquidating dividends, other distributions in property, return of capital or other distributions made on or in respect of Pledged Securities, whether resulting from a subdivision, combination or reclassification of outstanding capital stock of any corporation the capital stock of which is pledged hereunder or received in exchange for Pledged Securities or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets or on the liquidation, whether voluntary or involuntary, of any issuer of the Pledged Securities, or otherwise, shall be and become part of the Pledged Collateral pledged hereunder and, if received by the Pledgors, shall forthwith be delivered to the Escrow Agent, as provided in Section 9 hereof to be held as collateral subject to the terms of this Pledge Agreement.

         (C) The Pledgee shall execute and deliver to the Pledgors, or cause to be executed and delivered to the Pledgors, as appropriate, all such proxies, powers of attorney, dividend orders and other instruments as the Pledgors may reasonably request for the purpose of enabling the Pledgors to exercise the voting and/or consensual rights and powers which the Pledgors are entitled to exercise pursuant to paragraph (i) above and/or to receive the dividends which the Pledgors are authorized to retain pursuant to paragraph (ii) above.



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         SECTION 6. Remedies upon Default. If an Event of Default shall occur and be continuing, and if the Pledgee shall duly execute and deliver a valid notice of exercise of conversion of some or all the shares of Series A Preferred Stock, the Pledgee may, at its option, in lieu of requiring BSTI to deliver shares of Common Stock in connection with such notice of conversion, take possession of the number of shares of Common Stock from the Pledged Collateral as are equal to the number of shares of Common Stock deliverable pursuant to such valid notice of conversion. If the Pledgee shall so opt to take possession of a portion of the Pledged Collateral, the Pledgee may deliver such Pledged Collateral at public or private sale or on any securities exchange, for cash, upon credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Pledgee in its sole discretion shall deem appropriate. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Pledgors, and the Pledgors hereby waive (to the extent permitted by law) all rights of redemption, stay and/or appraisal which the Pledgors now have or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Pledgee shall give the Pledgors five days' written notice (which the Pledgors agree is reasonable notification within the meaning of Section 9-504(3) of the Uniform Commercial Code as in effect in the State of Georgia) of the Pledgee's intention to make any such public or private sale or sale on any such securities exchange. Such notice, in case of public sale, shall state the time and place for such sale, and, in the case of sale on a securities exchange, shall state the exchange at which such sale is to be made and the day on which the Pledged Collateral, or portion thereof, will first be offered for sale at such exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Pledgee may fix and shall state in the notice or publication (if any) of such sale. At any such sale, the Pledged Collateral, or portion thereof to be sold, may be sold in one lot as an entirety or in separate parts, as the Pledgee may (in its sole and absolute discretion) determine. The Pledgee shall not be obligated to make any sale of the Pledged Collateral if it shall determine not to do so, regardless of the fact that notice of sale of the Pledged Collateral may have been given. The Pledgee may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned without further notice. In case sale of all or any part of the Pledged Collateral is made on credit or for future delivery, the Pledged Collateral so sold may be retained by the Pledgee until the sale price is paid by the purchaser or purchasers thereof, but the Pledgee shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Pledged Collateral so sold and, in case of any such failure, such Pledged Collateral may be sold again upon like notice. At any public sale made pursuant to this Pledge Agreement, the Pledgee may bid for or purchase, free from any right of redemption, stay and/or appraisal on the part of the Pledgors (all said rights being also hereby waived and released to the extent permitted by law), any part of or all the Pledged Collateral offered for sale, and thereafter, the Pledgee may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to the Pledgors therefor.

         SECTION 7. Pledgee Appointed Attorney-in-Fact. The Pledgors hereby constitute and appoint the Pledgee as their due and lawful attorney-in-fact for the purpose of (i) carrying out the provisions of this Pledge Agreement and all of the rights and powers granted to the secured party




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hereunder and (ii) taking any action and executing any instrument which the
Pledgee may deem necessary or appropriate to accomplish the purposes hereof and\or carry out the rights and powers of the secured party hereunder. The appointment of the Pledgee as attorney-in-fact of the Pledgors is irrevocable and is coupled with an interest. Without limiting the generality of the foregoing, the Pledgee shall have the right, after the occurrence of an Event of Default, with full power of substitution either in the Pledgee's name or in the name of the Pledgors, to (i) ask for, demand, sue for, collect, receive, receipt and give acquittance for any and all moneys due or to become due under and by virtue of any Pledged Collateral, (ii) endorse checks, drafts, orders and other instruments for the payment of money payable to the Pledgors, representing any interest or dividend or other distribution payable in respect of the Pledged Collateral or any part thereof or on account thereof, (iii) give full discharge for the same, to settle, compromise, prosecute, or defend any action, claim or proceeding with respect to the Pledged Collateral and to execute any release, settlement agreement, or other document or instrument reasonably necessary or appropriate in connection therewith, (iv) sell, assign, endorse, pledge, transfer and make any agreement respecting, or otherwise deal with, the Pledged Collateral and to execute any agreement, bill of sale, stock power, stock transfer or other document or instrument reasonably necessary or appropriate in connection therewith, (v) execute any Uniform Commercial Code financing statement (UCC-1) and continuation statement to perfect and continue the perfection of any security interest granted hereunder, and (vi) give any instructions, advice, certificates, affidavits or the like to the Escrow Agent. Notwithstanding anything contained in the foregoing to the contrary, the Pledgee shall have no obligation to take any action, make any commitment or make any inquiry with respect to the Pledged Collateral or any rights, dividends or distributions with respect thereto, including without limitation any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or notice, or to take any action to assert or perfect a claim with respect to the Pledged Collateral or any part thereof or any monies due or to become due in respect thereof or any property included therein, and no action taken by the Pledgee or omitted to be taken with respect to the Pledged Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of the Pledgors or to any claim or action against the Pledgee.

         SECTION 8. Event of Default Defined. For purposes of this Pledge Agreement, an "Event of Default" shall exist hereunder upon the happening of any of the following events:

                  (a) The SEC shall not have declared either the Registration Statement or the Equity Registration Rights Agreement effective by the Default Date;

                  (b) any written representation or warranty made in connection with this Pledge Agreement shall prove false and misleading in any material respect;

                  (c) the Pledgors shall fail to deliver to Pledgee any dividend, distribution or property with respect to the Pledged Collateral which the Pledgors are obligated to so deliver under the terms hereof; or

                  (d) the Pledgors shall fail to comply with any provision of this Pledge Agreement.



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         SECTION 9. Escrow Agreement. An escrow agent (the "ESCROW AGENT") shall hold the Pledged Collateral pursuant to the terms of an Escrow Agreement of even date herewith between the Escrow Agent, the Pledgors, and the Pledgee. The Pledgee shall deliver the Pledged Collateral to the escrow agent simultaneously with the execution of this document. The Escrow Agreement shall be in the form annexed hereto as Exhibit "A" and incorporated herein by this reference.

         SECTION 10. Notice. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered by hand, by facsimile transmission, by registered or certified mail, postage prepaid, or by courier or overnight carrier, to the persons at the addresses set forth below (or at such other address as may be provided hereunder), and shall be deemed to have been delivered on the date receipt is confirmed by telefax confirmation, return receipt, or otherwise, or if delivered by regular mail three (3) days after mailing:

            As to Pledgee:                Sovereign Partners, L.P.
                                          Executive Pavilion
                                          90 Grove Street
                                          Ridgefield, Connecticut 06877
                                          Attn: Steve Hicks


            As to Pledgors:               Bioshield Technologies, Inc.
                                          5655 Peachtree Parkway
                                          Norcross, Georgia 30092


            Copy to Pledgor's Counsel:    Sims Moss Kline & Davis LLP
                                          400 Northpark Town Center, Suite 310
                                          1000 Abernathy Road, N.E.
                                          Atlanta, Georgia  30328
                                          ATTN: Raymond L. Moss, Esq.

Rejection or other refusal of delivery to a party or to any officer, partner, agent, or employee of such party at its address herein shall constitute receipt. Rejection or other refusal to accept or inability to deliver because of a changed address for which no notice has been properly given also shall constitute receipt. Notwithstanding the foregoing, no notice of change of address shall be effective until ten (10) days after the date of receipt thereof.

         SECTION 11. Further Assurances. The Pledgors agree that they will join with the Pledgee in executing and will file or record such notices, financing statements or other documents as may be necessary to the perfection of the security interest of the Pledgee hereunder, and as the Pledgee or its counsel may reasonably request, such instruments to be in form and substance satisfactory to the Pledgee and its counsel, and that Pledgors will do such further acts and things and execute and



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deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may at any time reasonably request in connection with the administration and enforcement of this Pledge Agreement or relative to the Pledged Collateral or any part thereof or in order to assure and confirm unto the Pledgee its rights, powers and remedies hereunder.

         SECTION 12. No Waiver. No failure on the part of the Pledgee to exercise, and no delay on its part in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power, or remedy preclude any other or the further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.


         SECTION 13. Governing Law; Amendments. This Pledge Agreement has been executed and delivered in the State of Georgia and shall in all respects be construed in accordance with and governed by the laws of said State. Venue shall lie in the state or federal courts located in Fulton County, Georgia. This Pledge Agreement may not be amended or modified nor may any of the Pledged Collateral be released or the security interest granted hereby extended, except in writing signed by the parties hereto.

         SECTION 14. Binding Agreement; Assignment. This Pledge Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the Pledgee and to all holders of the indebtedness secured hereby and their respective successors and assigns and to the Pledgors and their successors, legal representatives and assigns, except that the Pledgors shall not be permitted to assign this Pledge Agreement or any interest herein or in the Pledged Collateral, or any part thereof, or any cash or property held by the Pledgee as collateral under this Pledge Agreement.

         SECTION 15. Headings. Section headings used herein are for convenience only and are not to affect the construction of or be taken into consideration in interpreting this Pledge Agreement.

         SECTION 16. Counterparts. This Pledge Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.






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         IN WITNESS WHEREOF, the parties hereto have caused this Pledge
Agreement to be executed as of this 13th day of January, 2000.

                             TIMOTHY C. MOSES ("Pledgor")
                                    /s/ Timothy C. Moses
                             --------------------------------------------


                             JACQUES ELFERSY ("Pledgor")

                                    /s/ Jacques Elfersy
                             --------------------------------------------


                             WILSON LLC ("Pledgee")


                             By:     Navigator Management Ltd.
                                 ---------------------------------------------
                             Name:   By: David K. Sims
                                  --------------------------------------------
                             Title:  Director
                                   -------------------------------------------













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                                   SCHEDULE I
                               TO PLEDGE AGREEMENT


             NUMBER OF SHARES                          CERTIFICATE NUMBERS

                  250,000                                   0306

                  250,000                                   0309




































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